SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

37. SUBSEQUENT EVENTS

From January 2026 up to the report date, the Group has received 1,425,000,000 9BIT tokens in relation to its gaming platform the9bit. 9BIT tokens are listed on KuCoin, MEXC and BingX, three of the top global crypto exchanges.

In early February 2026, the Group received the first batch of five default notices in respect of Loan Agreement #2. The notices stated that, due to a diminution in the value of the collateral, the Event of Default had occurred under the loan tranches #3, #4, #5, #6, and #7. Pursuant to the first batch of default notices, the Group transferred 0.5 million USDT to Equities First to cure the default deficit for tranches #3, #4, #5, #6, and #7. In mid-February 2026, the Group received the second batch of five default notices. Pursuant to which the Group transferred US$ 0.9 million to cure the default deficit under the loan tranches #3, #4, #5, and #7. The Group did not cure the deficit under the default notice under the tranche #6. Instead, the Group terminated the loan with a principal amount of approximately US$ 3.6 million plus accrued interest, and forfeited our right to receive the Collateral of 48 BTC as settlement in full. As of the date of this report, the rest of the loan amount under the Loan Agreement #2 remains outstanding.

In November 2025, we entered into another Convertible Note Agreement with an aggregate principal amount of US$1,000,000 with NYB, at the pre-money valuation of NYB of US$50,000,000, with substantially similar material commercial terms and conditions as the First NYB CB Agreement (the “Second NYB CB Agreement”). This transaction was closed, with the full subscription amount of US$1,000,000 that we paid in January, 2026.